UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 12, 2015

Date of Report (Date of earliest event reported)

MULTIMEDIA PLATFORMS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33933	88-0319470
(State or other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

2929 East Commercial Blvd., Suite Ph-D

Fort Lauderdale, Florida 33308

(Address of Principal Executive Offices) (Zip Code)

954-440-4678

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.  Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2015, Bryan Hammond resigned as Chief Technology Officer of the Company. Mr. Hammonds’ resignation was not due to any disagreements between him and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA PLATFORMS INC.

Date: January 20, 2015	By:	/s/ Timothy S. Hart
Timothy S. Hart
Director and Interim Chief Executive Officer and Chief Financial Officer